Exhibit 10.1

Execution Version

TERMINATION OF BUSINESS COMBINATION AGREEMENT

This TERMINATION OF BUSINESS COMBINATION AGREEMENT, dated as of April 1, 2022 (this “Agreement”), is entered into by and between OP Group Holdings, LLC, a Delaware limited liability company (the “Company”), and MDH Acquisition Corp., a Delaware corporation (“MDH” and together with the Company, the “Parties”).

WHEREAS, the Parties previously entered into that certain Business Combination Agreement, dated as of July 21, 2021, as amended by that certain Amendment No. 1 to the Business Combination Agreement, dated as of December 30, 2021 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among (i) MDH, (ii) the Company, (iii) Paylink Holdings Inc., a Delaware corporation (“Blocker”), (iv) Normandy Holdco LLC, a Delaware limited liability company, (v) Olive Ventures Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Blocker (“PubCo”), (vi) Milestone Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo, (vii) MDH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo, and (viii) CF OMS LLC, a Delaware limited liability company (collectively, the “Contracting Parties”); and

WHEREAS, pursuant to Section 13.1(a) of the Business Combination Agreement, the Parties desire to terminate the Business Combination Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                  Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Business Combination Agreement.

2.                  Termination of the Business Combination Agreement. Notwithstanding anything to the contrary contained in the Business Combination Agreement and except as otherwise provided herein, effective immediately, (a) the Business Combination Agreement is hereby terminated, and the transactions contemplated thereby are hereby abandoned, and (b) none of the Contracting Parties or any of their respective Affiliates or representatives, shall have any further liability or obligation under the Business Combination Agreement; provided, however, that notwithstanding the foregoing, (i) the agreements contained in Section 9.9(a), Section 9.10, Section 13.2 and Article XIV (Miscellaneous) of the Business Combination Agreement, (ii) any corresponding definitions to the foregoing clause (i) set forth in Section 1.1 of the Business Combination Agreement and (iii) the Confidentiality Agreement shall each survive the termination of the Business Combination Agreement and continue in full force and effect in accordance with their respective terms; provided, further, that Article XIV (Miscellaneous) of the Business Combination Agreement shall only survive the termination of the Business Combination Agreement pursuant to the preceding proviso to the extent such Article is incorporated by reference in this Agreement pursuant to Section 4 below or otherwise applicable to the Confidentiality Agreement.

3.                  Further Assurances. The Parties hereby agree to execute and deliver, and to cause their respective representatives and Affiliates to execute and deliver, from time to time, such additional documents, conveyances or other assurances reasonably necessary to carry out the intent of this Agreement.

4.                  Other Terms. The provisions of Article XIV (Miscellaneous) of the Business Combination Agreement (excluding Section 14.8 (Non-Survival), Section 14.13 (Schedules and Exhibits) and Section 14.15 (Equitable Adjustments)) are incorporated herein by reference and shall apply to the terms and provisions of this Agreement and the Parties hereto, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

OP GROUP HOLDINGS, LLC

By:	/s/ Rebecca Howard
Name: Rebecca Howard
Title: Chief Executive Officer

[Signature Page to Termination of Business Combination Agreement]

MDH ACQUISITION CORP.

By:	/s/ Beau Blair
Name: Beau Blair
Title: CEO

[Signature Page to Termination of Business Combination Agreement]